                                                                     Exhibit 4.7

                                     Face of
             8.160% Series B Senior Secured Bonds due July 15, 2025

                       LSP BATESVILLE FUNDING CORPORATION
                         LSP ENERGY LIMITED PARTNERSHIP
             8.160% SERIES B SENIOR SECURED BONDS DUE JULY 15, 2025

THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.10 OF THE INDENTURE, (II) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.9(a) OF THE INDENTURE,
(III) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.13 OF THE INDENTURE AND (IV) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDERS OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN AGREES UNLESS THIS SECURITY HAS SOONER BEEN REGISTERED UNDER THE SECURITIES ACT THAT BEGINNING FROM TWO YEARS AFTER THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) (1) TO THE ISSUERS OR ANY AFFILIATE THEREOF, (2) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN THE RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (2) THROUGH (5) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE ISSUERS DETERMINE OTHERWISE IN ACCORDANCE WITH

APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE ISSUES UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFEREED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OR (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE THEREOF WERE THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

No. 1

CUSIP NUMBER:                      50217B AB 5

PRINCIPAL AMOUNT:                  One Hundred Seventy-Six Million Dollars ($176,000,000)

FINAL SCHEDULED PAYMENT DATE:      July 15, 2025

ISSUE DATE:                        May 21, 1999

REGISTERED HOLDER:                 Cede & Co.

INTEREST RATE:                     8.160%

            LSP BATESVILLE FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Funding Corporation"), which term includes any successor or assign under the Indenture referred to below) and LSP ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called the "Partnership", which term includes any successor or assign under the Indenture referred to below), for value received hereby promise to pay to CEDE & CO., or its registered assigns, the outstanding principal amount hereof, such payment to be made in semiannual installments on January 15 and July 15 of each year (commencing July 15, 2014) and ending on the final Scheduled Payment Date set forth above, each such installment to be in an amount equal to the principal amount hereof multiplied by the percentage set forth opposite the applicable payment date in the table set forth on Annex A attached hereto (provided that the portion of the principal amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on January 15 and July 15 in each year (commencing January 15, 2000) until the principal amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be the 15th day (whether or not a Business Day) next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and such Overdue Interest or Overdue Principal may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Overdue Principal and Overdue Interest (together with any other amounts payable with respect to such Overdue Principal and Overdue Interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Bond shall be made (i) if the Funding Corporation or the Partnership so elects, by check mailed to the Holder of this Bond at his or her registered address or (ii) otherwise, at the Place of Payment; provided that the final installment of principal payable with respect to this Bond shall be made as provided in Section 6.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

            Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day, and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

            Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Funding Corporation and the Partnership have caused this instrument to be duly executed.


                                        LSP BATESVILLE FUNDING CORPORATION

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LSP ENERGY LIMITED PARTNERSHIP

                                        By: LSP Energy, Inc.,
                                            its general partner

                                            By: ________________________________
                                                Name:
                                                Title:

                          CERTIFICATE OF AUTHENTICATION

Dated: May 21, 1999

            This Bond is one of the 8.160% Series B Senior Secured Bonds due July 15, 2025 of LSP Energy Limited Partnership and LSP Batesville Funding Corporation referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:__________________________
   Authorized Signatory

        Reverse of 8.160% Series B Senior Secured Bonds due July 15, 2025

                       LSP BATESVILLE FUNDING CORPORATION
                         LSP ENERGY LIMITED PARTNERSHIP
             8.160% SERIES B SENIOR SECURED BONDS DUE JULY 15, 2025

            This bond is one of an authorized issue of Bonds of the Funding Corporation and the Partnership known as their 8.160% Series B Senior Secured Bonds due July 15, 2025 (the "Series B Bonds"). The Series B Bonds are issued under the Trust Indenture dated as of May 21, 1999 (the "Original Indenture") among the Funding Corporation, the Partnership and The Bank of New York, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the Second Supplemental Indenture dated as of May 21, 1999 (the "Second Supplemental Indenture") among the Funding Corporation, the Partnership and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

            All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of the rights, duties and immunities thereunder of the Holders of the Bonds and of the Trustee, the Partnership and the Funding Corporation in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

            Except as otherwise specifically provided in the Indenture, the Intercreditor Agreement or the Common Agreement, all payments of principal of, premium, if any, and interest on this Bond are (i) payable only from the assets of the Funding Corporation and the Partnership and the income and proceeds thereof received by the Trustee or the Administrative Agent and allocable to the Trustee therefrom and (ii) secured by assets subject to the Lien of the Indenture, and all payments of principal, premium, if any, and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.15 and Section
14.1 of the Original Indenture.

            The obligations of the Funding Corporation and the Partnership to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

            The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Funding Corporation and the Partnership and the rights of the Holders of the Bonds under the Indenture at any time by the Funding Corporation and the Partnership without the consent of the Holders or with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Funding Corporation and the Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

            As provided in the Indenture, the aggregate principal amount of Bonds which may be issued, authenticated and delivered thereunder is unlimited. This Bond is one of the series designated on the face hereof, limited to $176,000,000 in aggregate principal amount as provided in the Second Supplemental Indenture.

            This Bond and all Bonds issued or to be issued in the series created under the Second Supplemental Indenture are (i) redeemable at the option of the Funding Corporation and the Partnership, in accordance with the terms of the Indenture and the Second Supplemental Indenture, and the Funding Corporation and the Partnership are required to redeem this Bond upon the occurrence of certain specified events pursuant to Section 6.3 of the Indenture and Sections 3.9 and
3.10 of the Common Agreement, and (ii) not subject to any sinking fund.

            Notice of any optional redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

            Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

            The Indenture contains provisions for, upon compliance by the Funding Corporation and the Partnership with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

            The unpaid portion of the principal amount hereof, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and during the continuance of any Event of Default, but only as provided in the Indenture.

            The Series B Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

            The transfer of Bonds may be registered and Bonds may be exchanged as provided in the Indenture. The Security Registrar, the Trustee and the Issuers may require a Holder, among other things, to pay any taxes and fees required by law or permitted by the Indenture and to furnish appropriate endorsements and transfer documents.

            The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

            Bonds known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Funding Corporation, the Partnership or any Partner, or an Affiliate of any of the foregoing, shall not be entitled to share in any payment or distribution provided for in Article VIII of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

            THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                  ABBREVIATIONS

            The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM     -     as tenants in common
            TEN ENT     -     as tenants by the entireties
            JT TEN      -     as joint tenants with right of survivorship and
                              not as tenants in common

                              UNIF GIFT MIN ACT__________________________
                                                 (Cust)        (Minor)

                                    under Uniform Gift to Minors Act

                                    _____________________________________
                                                   (State)

                Additional abbreviations may also be used though
                              not in the above list

                                 ---------------

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee__________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Bond on the books of the Funding Corporation and the Partnership, with full power of substitution in the premises.

Dated:____________________

                                                ________________________________
                                                NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                                      ANNEX A TO
                           8.160% SERIES B SENIOR SECURED BOND DUE JULY 15, 2025

            The following table sets forth the date of each semiannual installment of principal to be paid on this Bond and the applicable percentage of the original principal amount payable on each such date:

                     Scheduled                      Percentage of
                      Payment                         Principal
                       Date                         Amount Payable
                     ---------                      --------------

                  July 15, 2014                     2.65%
                  January 15, 2015                  2.65%
                  July 15, 2015                     2.85%
                  January 15, 2016                  2.85%
                  July 15, 2016                     2.85%
                  January 15, 2017                  2.85%
                  July 15, 2017                     3.00%
                  January 15, 2018                  3.00%
                  July 15, 2018                     2.90%
                  January 15, 2019                  2.90%
                  July 15, 2019                     3.45%
                  January 15, 2020                  3.45%
                  July 15, 2020                     2.15%
                  January 15, 2021                  2.15%
                  July 15, 2021                     5.25%
                  January 15, 2022                  5.25%
                  July 15, 2022                     5.35%
                  January 15, 2023                  5.35%
                  July 15, 2023                     5.40%
                  January 15, 2024                  5.40%
                  July 15, 2024                     6.90%
                  January 15, 2025                  6.90%
                  July 15, 2025                     14.50%

             SCHEDULED OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

            The following exchanges of a part of this Global Bond for an interest in another Global Bond or for a Definitive Bond, or exchanges of a part of another Global Bond or Definitive Bond for an interest in this Global Bond, have been made:

              Amount of       Amount of
             decrease in     increase in     Principal Amount
              Principal       Principal             of             Signature of
               Amount          Amount        this Global Bond       authorized
                 of              of           following such        officer of
Date of     this Global     this Global          decrease        Trustee or Bond
Exchange        Bond            Bond           (or increase)        Custodian
--------    ------------    ------------     ----------------    ---------------

                                     Face of
             8.160% Series B Senior Secured Bonds due July 15, 2025

                       LSP BATESVILLE FUNDING CORPORATION
                         LSP ENERGY LIMITED PARTNERSHIP
             8.160% SERIES B SENIOR SECURED BONDS DUE JULY 15, 2025

THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.10 OF THE INDENTURE, (II) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.9(a) OF THE INDENTURE,
(III) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.13 OF THE INDENTURE AND (IV) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDERS OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN AGREES UNLESS THIS SECURITY HAS SOONER BEEN REGISTERED UNDER THE SECURITIES ACT THAT BEGINNING FROM TWO YEARS AFTER THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) (1) TO THE ISSUERS OR ANY AFFILIATE THEREOF, (2) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN THE RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (2) THROUGH (5) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE ISSUERS DETERMINE OTHERWISE IN ACCORDANCE WITH

APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE ISSUES UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFEREED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OR (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE THEREOF WERE THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF).

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED BONDS, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

No. 2

CUSIP NUMBER:                       U5463E AB 1

PRINCIPAL AMOUNT:                   $0

FINAL SCHEDULED PAYMENT DATE:       July 15, 2025

ISSUE DATE:                         May 21, 1999

REGISTERED HOLDER:                  Cede & Co.

INTEREST RATE:                      8.160%

            LSP BATESVILLE FUNDING CORPORATION, a Delaware corporation (hereinafter called the "Funding Corporation"), which term includes any successor or assign under the Indenture referred to below) and LSP ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called the "Partnership", which term includes any successor or assign under the Indenture referred to below), for value received hereby promise to pay to CEDE & CO., or its registered assigns, the outstanding principal amount hereof, such payment to be made in semiannual installments on January 15 and July 15 of each year (commencing July 15, 2014) and ending on the final Scheduled Payment Date set forth above, each such installment to be in an amount equal to the principal amount hereof multiplied by the percentage set forth opposite the applicable payment date in the table set forth on Annex A attached hereto (provided that the portion of the principal amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled

Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on January 15 and July 15 in each year (commencing January 15, 2000) until the principal amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be the 15th day (whether or not a Business Day) next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and such Overdue Interest or Overdue Principal may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Overdue Principal and Overdue Interest (together with any other amounts payable with respect to such Overdue Principal and Overdue Interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Bond shall be made (i) if the Funding Corporation or the Partnership so elects, by check mailed to the Holder of this Bond at his or her registered address or (ii) otherwise, at the Place of Payment; provided that the final installment of principal payable with respect to this Bond shall be made as provided in Section 6.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

            Until this Regulation S Temporary Global Bond is exchanged for one or more Regulation S Permanent Global Bonds, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Bond shall in all other respects be entitled to the same benefits as other Bonds under the Indenture.

            Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day, and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

            Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Funding Corporation and the Partnership have caused this instrument to be duly executed.


                                        LSP BATESVILLE FUNDING CORPORATION

                                        By: ____________________________________
                                            Name:
                                            Title:


                                        LSP ENERGY LIMITED PARTNERSHIP

                                        By: LSP Energy, Inc.,
                                            its general partner

                                            By: ________________________________
                                                Name:
                                                Title:

                          CERTIFICATE OF AUTHENTICATION

Dated: May 21, 1999

            This Bond is one of the 8.160% Series B Senior Secured Bonds due July 15, 2025 of LSP Energy Limited Partnership and LSP Batesville Funding Corporation referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By:__________________________
   Authorized Signatory

        Reverse of 8.160% Series B Senior Secured Bonds due July 15, 2025

                       LSP BATESVILLE FUNDING CORPORATION
                         LSP ENERGY LIMITED PARTNERSHIP
             8.160% SERIES B SENIOR SECURED BONDS DUE JULY 15, 2025

            This bond is one of an authorized issue of Bonds of the Funding Corporation and the Partnership known as their 8.160% Series B Senior Secured Bonds due July 15, 2025 (the "Series B Bonds"). The Series B Bonds are issued under the Trust Indenture dated as of May 21, 1999 (the "Original Indenture") among the Funding Corporation, the Partnership and The Bank of New York, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the Second Supplemental Indenture dated as of May 21, 1999 (the "Second Supplemental Indenture") among the Funding Corporation, the Partnership and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

            All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of the rights, duties and immunities thereunder of the Holders of the Bonds and of the Trustee, the Partnership and the Funding Corporation in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

            Except as otherwise specifically provided in the Indenture, the Intercreditor Agreement or the Common Agreement, all payments of principal of, premium, if any, and interest on this Bond are (i) payable only from the assets of the Funding Corporation and the Partnership and the income and proceeds thereof received by the Trustee or the Administrative Agent and allocable to the Trustee therefrom and (ii) secured by assets subject to the Lien of the Indenture, and all payments of principal, premium, if any, and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.15 and Section
14.1 of the Original Indenture.

            The obligations of the Funding Corporation and the Partnership to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

            The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Funding Corporation and the Partnership and the rights of the Holders of the Bonds under the Indenture at any time by the Funding Corporation and the Partnership without the consent of the Holders or with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Funding Corporation and the Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

            As provided in the Indenture, the aggregate principal amount of Bonds which may be issued, authenticated and delivered thereunder is unlimited. This Bond is one of the series designated on the face hereof, limited to $176,000,000 in aggregate principal amount as provided in the Second Supplemental Indenture.

            This Bond and all Bonds issued or to be issued in the series created under the Second Supplemental Indenture are (i) redeemable at the option of the Funding Corporation and the Partnership, in accordance with the terms of the Indenture and the Second Supplemental Indenture, and the Funding Corporation and the Partnership are required to redeem this Bond upon the occurrence of certain specified events pursuant to Section 6.3 of the Indenture and Sections 3.9 and
3.10 of the Common Agreement, and (ii) not subject to any sinking fund.

            Notice of any optional redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

            Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

            The Indenture contains provisions for, upon compliance by the Funding Corporation and the Partnership with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

            The unpaid portion of the principal amount hereof, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and during the continuance of any Event of Default, but only as provided in the Indenture.

            The Series B Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof.

            The transfer of Bonds may be registered and Bonds may be exchanged as provided in the Indenture. The Security Registrar, the Trustee and the Issuers may require a Holder, among other things, to pay any taxes and fees required by law or permitted by the Indenture and to furnish appropriate endorsements and transfer documents.

            This Regulation S Temporary Global Bond is exchangeable in whole or in part for one or more Global Bonds only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article II of the Indenture. Upon exchange of this Regulation S Temporary Global Bond for one or more Global Bonds, the Trustee shall cancel this Regulation S Temporary Global Bond.

            The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

            Bonds known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Funding Corporation, the Partnership or any Partner, or an Affiliate of any of the foregoing, shall not be entitled to share in any payment or distribution provided for in Article VIII of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

            THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                  ABBREVIATIONS

            The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM     -     as tenants in common
            TEN ENT     -     as tenants by the entireties
            JT TEN      -     as joint tenants with right of survivorship and
                              not as tenants in common

                              UNIF GIFT MIN ACT__________________________
                                                 (Cust)        (Minor)

                                    under Uniform Gift to Minors Act

                                    ______________________________________
                                                   (State)

               Additional abbreviations may also be used though
                            not in the above list
                               ---------------

            FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee__________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Bond on the books of the Funding Corporation and the Partnership, with full power of substitution in the premises.

Dated:____________________

                                                ________________________________
                                                NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                                      ANNEX A TO
                           8.160% SERIES B SENIOR SECURED BOND DUE JULY 15, 2025

            The following table sets forth the date of each semiannual installment of principal to be paid on this Bond and the applicable percentage of the original principal amount payable on each such date:

                     Scheduled                      Percentage of
                      Payment                         Principal
                        Date                        Amount Payable
                     ---------                      --------------

                  July 15, 2014                     2.65%
                  January 15, 2015                  2.65%
                  July 15, 2015                     2.85%
                  January 15, 2016                  2.85%
                  July 15, 2016                     2.85%
                  January 15, 2017                  2.85%
                  July 15, 2017                     3.00%
                  January 15, 2018                  3.00%
                  July 15, 2018                     2.90%
                  January 15, 2019                  2.90%
                  July 15, 2019                     3.45%
                  January 15, 2020                  3.45%
                  July 15, 2020                     2.15%
                  January 15, 2021                  2.15%
                  July 15, 2021                     5.25%
                  January 15, 2022                  5.25%
                  July 15, 2022                     5.35%
                  January 15, 2023                  5.35%
                  July 15, 2023                     5.40%
                  January 15, 2024                  5.40%
                  July 15, 2024                     6.90%
                  January 15, 2025                  6.90%
                  July 15, 2025                     14.50%

             SCHEDULED OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

            The following exchanges of a part of this Global Bond for an interest in another Global Bond or for a Definitive Bond, or exchanges of a part of another Global Bond or Definitive Bond for an interest in this Global Bond, have been made:

              Amount of       Amount of
             decrease in     increase in     Principal Amount
              Principal       Principal             of             Signature of
               Amount          Amount        this Global Bond       authorized
                 of              of           following such        officer of
Date of     this Global     this Global          decrease        Trustee or Bond
Exchange        Bond            Bond           (or increase)        Custodian
--------    ------------    ------------     ----------------    ---------------